UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2006
                                                           -------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-28815                  06-1241321
          --------                     -------                  ----------
State or other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)             File Number)          Identification No.)


      13  North Street, Litchfield, Connecticut             06759
      -----------------------------------------             -----
       (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 1.01            Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01            Financial Statements and Exhibits

EXHIBIT INDEX

1.1 Purchase Agreement dated as of June 16, 2006, among First Litchfield Financial Corporation, First Litchfield Statutory Trust II, and TWE, LTD.

4.1 Indenture dated June 16, 2006, between First Litchfield Financial Corporation, as issuer, and Wilmington Trust Company, as indenture trustee.

4.2 Guarantee Agreement dated as of June 16, 2006, between First Litchfield Financial Corporation, and Wilmington Trust Company.

4.3               Form of Junior Subordinated Note

SIGNATURES


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ITEM 1.O1         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Issuance of Trust Preferred Securities

         On June 16, 2006, First Litchfield Financial Corporation (the "Company") completed a private placement of $3,093,000 in aggregate principal amount of floating rate preferred securities (the "Trust Preferred Securities") through a newly formed Delaware trust affiliate. First Litchfield Statutory Trust II (the "Trust"). The Trust Preferred Securities mature on June 30, 2036, are redeemable at the Company's option beginning after five (5) years, and require quarterly distributions by the Trust to the holders of the Trust Preferred Securities. Distributions will be payable quarterly at a variable interest rate equal to the 3-month London Interbank Offered Rate ("LIBOR") rate plus 1.45%, the initial rate being 5.34063. The Trust simultaneously issued all of the Trust's issued and outstanding common securities (the "Common Securities") to the Company for a purchase price of $93,000.

         The Trust used the proceeds from the sale of the Trust Preferred Securities together with the sale of the proceeds from the sale of the Common Securities to purchase $3,093,000 in aggregate principal amount of the Company's unsecured floating rate junior subordinated notes due June 30, 2036, issued by the Company (the "Junior Subordinated Notes"). The net proceeds to the Company from the sale of the Junior Subordinated Notes will be used by the Company for general corporate purposes.

         The Junior Subordinated Notes were issued pursuant to an Indenture dated June 16, 2000, between the Company, as issuer, and Wilmington Trust Company, as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities.

         The Indenture permits the Company to defer interest payments on the Junior Subordinated Notes (in which case the Trust will be entitled to defer distributions otherwise due on the Trust Preferred Securities) for up to 20 consecutive quarters, provided there is no event of default (as described in more detail below). During an extension period, the Company may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's Equity Interests, (which is defined to mean any interest in (A) the partnership interests (general or limited) in a partnership, (B) the membership interests in a limited liability company or (C) the shares or stock interests (both common stock and preferred stock) in a corporation); (ii) vote in favor of or permit or otherwise allow any of its Subsidiaries to declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to or otherwise retire, any of such Subsidiary's Equity Interests entitling the holders thereof to a stated rate of return (for the avoidance of doubt, whether such Equity Interests are perpetual or otherwise); or (iii) make any payment of principal of or any interest or premium on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities (other than (A) repurchases, redemptions or other acquisitions of Equity Interests of the Company in connection with any employment contract, benefit plan or other similar

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arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase or similar plan with respect to any Equity Interests or in connection with the issuance of Equity Interests of the Company (or securities convertible into or exercisable for such Equity Interests) as consideration in an acquisition transaction entered into prior to the applicable Event of Default or Extension Period, (B) as a result of an exchange or conversion of any class or series of the Company's Equity Interests (or any Equity Interests of a Subsidiary of the Company) for any class or series of the Company's Equity Interests or of any class or series of the Company's indebtedness for any class or series of the Company's Equity Interests, (C) the purchase of fractional interests in Equity Interests of the Company pursuant to the conversion or exchange provisions of such Equity Interests or the security being converted or exchanged, (D) any declaration of a dividend in connection with any Rights Plan, the issuance of rights, Equity Interests or other property under any Rights Plan or the redemption or repurchase of rights pursuant thereto, or (E) any dividend in the form of Equity Interests, warrants, options or other rights where the dividend Equity Interests or the Equity Interests issuable upon exercise of such warrants, options or other rights is the same Equity Interests as that on which the dividend is being paid or ranks pari passu with or junior to such Equity Interests).

         The Trust Preferred Securities will be recorded as a long-term liability on the Company's balance sheet; however, for regulatory purposes the Trust Preferred Securities will be treated as Tier 1 or Tier 2 capital under the rulings of the Company's primary regulator, the Federal Reserve Board.

         The Junior Subordinated Notes mature on June 30, 2036, but may be redeemed at the Company's option at any time commencing on or after June 30, 2011, or at any time upon certain special events, such as a change in the regulatory capital treatment of the Junior Subordinated Notes, the Trust being deemed an "Investment Company" under the Investment Company Act of 1940, as amended, or the occurrence of certain adverse tax events. Except upon the occurrence of the certain events described above, the Company may redeem the Junior Subordinated Notes at their aggregate principal amount, plus accrued interest, if any.

         The Junior Subordinated Notes may be declared immediately due and payable at the election of the trustee or holders of 25% of aggregate principal amount of the outstanding Junior Subordinated Notes upon the occurrence of an event of default. An event of default generally means:

         o Default in the payment of any interest when due that continues unremedied for a period of thirty (30) days, except in the case of an election by the Company to defer payments of interest for up to twenty (20) consecutive quarters (which does not constitute an event of default);
         o Default in the payment of the principal amount of the Junior Subordinated Notes at maturity;
         o Default in the payment of any interest following the deferral of interest payments by the Company for twenty (20) consecutive quarters;
         o Default in the Company's performance, or breach, of any covenant or warranty in the Indenture which is not cured within thirty (30) days;

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         o  Institution of bankruptcy or similar proceedings by or against the
            Company; or,
         o Liquidation or winding up of the Trust, other than as contemplated in the Indenture.

         The Company has also entered into a Guarantee Agreement pursuant to which it has agreed to guarantee, with respect to the Trust Preferred Securities and to the extent not paid by the Trust, accrued and unpaid distributions on the Trust Preferred Securities and the redemption price payable to the holders of the Trust Preferred Securities.

         The preceding discussion is qualified in its entirety be reference to the terms of the Purchase Agreement, Indenture, Amended and Restated Declaration of Trust, Guarantee Agreement, the form of security representing the Junior Subordinate Notes, and the form of Trust Preferred Security attached hereto as
Exhibit 1.1, 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
              OBLIGATION UNDER AN OFF-SHEET BALANCE ARRANGEMENT OF A
              REGISTRANT.

         The information required by this Item is included in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits

Exhibit No.                Description
-----------                -----------

1.1 Purchase Agreement dated as of June 16, 2006, among First Litchfield Financial Corporation, First Litchfield Statutory Trust II, and TWE, LTD.

4.1 Indenture dated June 16, 2006, between First Litchfield Financial Corporation, as issuer, and Wilmington Trust Company, as indenture trustee.

4.2 Guarantee Agreement dated as of June 16, 2006, between First Litchfield Financial Corporation, and Wilmington Trust Company.

4.3               Form of Junior Subordinated Note.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST LITCHFIELD FINANCIAL CORPORATION


                              By: /s/  Carroll A. Pereira, Treasurer


Dated:  June 21, 2006



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